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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event report):   February 28, 1996


                 BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST



     BANK OF AMERICA NATIONAL TRUST                      BANK OF AMERICA, FSB
          AND SAVINGS ASSOCIATION
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             (EXACT NAME OF REGISTRANTS AS SPECIFIED IN ITS CHARTER)


     UNITED STATES                                          UNITED STATES
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


                                    333-3200
                                   ----------
                            (COMMISSION FILE NUMBER)

94-1687665                                                   91-0221850
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                     (I.R.S. EMPLOYER IDENTIFICATION NUMBER


555 CALIFORNIA STREET                                  555 CALIFORNIA STREET
SAN FRANCISCO, CA  94104                               SAN FRANCISCO, CA 94104
(415) 622-3530                                         (415) 622-2220
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   (ADDRESS AND TELEPHONE NUMBER OF REGISTRANTS' PRINCIPAL EXECUTIVE OFFICES)
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Item 5.   Other Events

          (a)  Monthly Report

The following are filed herewith.  The exhibit numbers correspond with Item 601
(b) of Regulation S-K.

          Exhibit No.              Description

          21 Monthly Statements mailed to Certificate holders pursuant to the Pooling and Servicing Agreement by and among Bank of America, FSB, Bank of America National Trust and Savings Association, and The First National Bank of Chicago, as Trustee, dated as of June 1, 1996 (a copy of which agreement was filed by the registrant with the Commission of June 11, 1996 to a report on Form 8-K).


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                                   BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION

                                   BANK OF AMERICA, FSB

                                   BY:  /S/      John W. Wheeler
                                        ------------------------
                                                 John W. Wheeler*
                                   Dated:        March 13, 1997
                                                 San Diego, California


* Mr. Wheeler is an Executive Vice President of Bank of America National Trust and Savings Association and president and Division Chief Executive Officer of Bank of America, FSB.